StockJungle.com Special Shareholder Meeting

STOCKJUNGLE.COM TRUST
StockJungle.com Market Leaders Growth Fund
StockJungle.com Pure Play Internet Fund
StockJungle.com Community Intelligence Fund

Dear StockJungle.com Shareholder,

As of this morning, you have yet to cast your proxy vote. I know everyone is busy, and taking a few minutes to visit a Web site to vote on your mutual fund's reorganization is not the most fun you can have on the Internet, but being the small organization we are, trust me, your vote makes a big difference in our lives.

Whether you vote for or against the reorganization, or even abstain, it is critical that you vote. We've made it as easy as possible, and everything you need to know is listed down below. Once again, if you have any questions at all or require any assistance, please call me directly at (323) 602-2000, ext. 101.

If you could please vote today, it would be sincerely appreciated. If you do vote today, I promise I won't send you any more annoying "please vote" letters.

Thank you,

Michael
October 27

You  can  read  the   proxy   materials   at  the   following   Internet   site:
http://www.streetlink.com/stockjungle
(If your E-mail software supports it, simply click on the link)

You can enter your voting instructions at the following Internet site: http://www.proxyweb.com/stockjungle
(If your E-mail software supports it, simply click on the link)

You can also enter your voting  instructions,  via touch-tone  phone, by calling
(888) 221-0697 toll free.

To enter your voting instructions electronically, you will need the control number(s) below and the last four digits of your Social Security Number or Tax ID to be used as a PIN. If you have multiple accounts, you must provide voting instructions for each account separately.

FUND: Fund Name
ACCOUNT NUMBER: 88888888
CONTROL NUMBER: 04010088888888

Multiple account listings will be seen as follows:
FUND: Fund Name
ACCOUNT NUMBER: 88888888
CONTROL NUMBER: 04010088888888

There is no charge for you to vote via this service, though you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.